UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
                          Washington,  D.  C.  20549  -  1004

                                    FORM  8-K

CURRENT  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF  1934

DATE  OF  REPORT  (Date  of  earliest  event  reported)   August  5,  2002
                                                        -------------------
                        COMMISSION  FILE  NUMBER  0-2413
                                                  ------
                          MacDermid,  Incorporated
                          -----------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut                             06-0435750
          -----------                             ----------
(State  or  other  jurisdiction  of              (I.R.S.  Employer
 incorporation  or  organization)              Identification  No.)

245  Freight  Street,  Waterbury,  Connecticut            06702
-----------------------------------------------------------
(Address  of  principal  executive  offices)           (Zip  Code)

Registrant's  telephone  number,  including  area  code  (203)  575-5700
                                                         --------------
                               None
               ---------------------------------
Former name, former address and former fiscal year, if changed since last report.



Indicate  by  check  mark  whether  the  registrant  (1)  has  filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                   -------    ------.


ITEM  5:  Other  Events

MacDermid, Incorporated issued a Letter to Shareholders on July 25, 2002. Refer to A Letter to MacDermid Shareholders from Dan Leever, Chairman & CEO dated July 25, 2002 attached as Exhibit 99 to this filing.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
  (Registrant)


Date:  August  5,  2002                               /s/  John  L.  Cordani
                                                     Vice President, General
                                                       Counsel and Secretary